UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 25, 2020

YUM! BRANDS, INC.

(Exact name of registrant as specified in its charter)

Commission file number 1-13163

North Carolina				13-3951308
(State or other jurisdiction of				(I.R.S. Employer
incorporation or organization)				Identification No.)

1441 Gardiner Lane,	Louisville,	Kentucky		40213
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code:			(502)	874-8300

Former name or former address, if changed since last report:			N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	YUM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On September 25, 2020 (the “Closing Date”), YUM! Brands, Inc. (the “Company”), completed the issuance and sale of $1,050 million aggregate principal amount of 3.625% Senior Notes due 2031 (the “Notes”). The Notes were offered and sold pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-248288) filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2020. The Notes were issued pursuant to an Indenture, dated as of September 25, 2020 (the “Base Indenture”), by and between the Company and U.S. Bank National Association, as trustee, as supplemented by the First Supplemental Indenture, dated as of September 25, 2020 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture” ).

The Notes are the general unsecured senior obligations of the Company and are not guaranteed by any of the Company’s subsidiaries. The Notes will mature on March 15, 2031.

The Company may redeem all or part of the Notes at any time prior to December 15, 2030, by paying a redemption price equal to 100% of the principal amount of Notes plus the Applicable Premium (as defined in the Indenture) and accrued and unpaid interest, if any, to the redemption date. On or after December 15, 2030, the Notes will be redeemable in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest, if any, to the redemption date.

The Company’s wholly-owned subsidiaries, KFC Holding Co., Pizza Hut Holdings, LLC and Taco Bell of America, LLC, have previously given a conditional notice of redemption to the holders of their $1,050 million aggregate principal amount of Senior Notes due 2024, at a redemption price of 102.50% of the principal amount redeemed plus accrued and unpaid interest to the date of redemption of October 9, 2020. The closing of the offering of the Notes satisfied the condition set forth in the notice of redemption.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibit.

The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of September 9, 2020, by and between the Company and Goldman Sachs & Co. LLC, as representative of the several underwriters named therein.
4.1	Indenture, dated as of September 25, 2020, by and between the Company and U.S. Bank National Association, as trustee.
4.2	First Supplemental Indenture, dated as of September 25, 2020, by and between the Company and U.S. Bank National Association, as trustee.
4.3	Form of the Company’s 3.625% Notes due 2031 (included in Exhibit 4.2).
5.1	Opinion of Mayer Brown LLP.
23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC.

(Registrant)

Date: September 25, 2020	/s/ David Russell
Senior Vice President, Finance and Corporate Controller